Exhibit 99.2


                                  ELECTION FORM
                                  --------------
                            PROASSURANCE CORPORATION
                            ------------------------

                    DIRECTOR DEFERRED STOCK COMPENSATION PLAN
                    -----------------------------------------
     The following is my irrevocable election under the ProAssurance Corporation Director Deferred Stock Compensation Plan (the "Plan") with respect to my director compensation which is to be paid to me in the form of shares of the Corporation's common stock (the "Stock"). I understand that, under the terms of the Plan, I may elect a current distribution or payment of the Stock ("Current Compensation") or a deferred distribution or payment of the Stock ("Deferred Compensation"), but not a combination of the two. By completing this Election Form, I have decided to elect Deferred Compensation (or to revoke a prior election to receive Deferred Compensation). This Election Form may also be used to name a beneficiary to receive Deferred Compensation in the event of my death or to change a prior beneficiary designation.

     I have received and reviewed a copy of the Plan. Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Plan.

                         Deferred Compensation Election
                         ------------------------------
     Note: This election must be made on or before June 17, 2005, with respect to the Stock compensation for the calendar year 2005. Thereafter, any election must be made before December 31st of the calendar year immediately preceding the calendar year to which the election applies. For example, to defer distribution of Stock compensation for the year 2006, the election must be made prior to December 31, 2005. In the case of a newly elected member of the Board, the election may be made within 30 days after becoming a Board member (provided that such person is elected as a member of the Board prior to the annual meeting for such year). An election to defer, once made, will remain in effect from year to year unless revoked.

     ________ (Initials) I hereby irrevocably elect to defer all of the Stock which is due to be paid to me as director compensation for the calendar year _________ and for the following calendar years unless this election is revoked in the manner described in the next following paragraph. I understand that, as a result of this election, the Stock will not be paid or distributed to me until such time as I cease to be a member of the Board of Directors.

                               Revocation Election
                               -------------------
     Note: A revocation of a prior deferral election will not be effective until the calendar year following the calendar year in which the Revocation Election is delivered to the Secretary of the Corporation. Revocation is prospective only. Stock deferred in the past will continue to be deferred.

     ________ (Initials) I hereby revoke the election to defer that I made on
___________, 20____. As a result of this Revocation Election, I will receive the Stock which is payable to me as director compensation in the year following this Revocation Election currently. This Revocation Election will apply to future years unless I make a new Deferred Compensation Election in the manner described in the preceding paragraph.

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                             Beneficiary Designation
                             -----------------------
     In the event of my death, I hereby designate the following as my beneficiary:

                  Name: ________________________________

                  Address:______________________________

                  ______________________________________

                  Social Security Number:_______________

     In the event that the above named individual shall predecease me, I hereby designate the following as my contingent beneficiary:

                  Name: ________________________________

                  Address:______________________________

                  ______________________________________

                  Social Security Number:_______________



     Dated this ________ day of _____________________, 20_____.



                                               _________________________________
                                               (Signature)

                                               _________________________________
                                               (Printed Name)

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